Proteome Editing Through Molecular Glue Degraders Innovating Beyond New Heights | January 2025

Forward-Looking Statements This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ability to grow our product pipeline, statements around the Company’s QuEENTM discovery engine and the Company’s view of its potential to identify degradable protein targets and rationally design MGDs with unprecedented selectivity, statements related to the Company’s strategic agreements, goals of such agreements, including the ability to accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for the Company, as well as to expand platform reach to discover and develop MGDs against previously undruggable targets in cancer and neurological diseases, statements related to any milestone provided under the strategic agreements, royalty or other payments related thereto and the ability of such payments to extend our runway, statements around the productivity of the QuEEN discovery engine and the potential of the Company’s MGDs against a broad spectrum of targets, statements about the advancement and timeline of its preclinical and clinical programs, pipeline and the various products therein, statements around multiple anticipated preclinical and/or clinical readouts and their expected timing, including results from proof-of-concept patient studies, statements related to regulatory submissions, including timing thereof, and interactions with regulatory authorities, the applicability of candidates to various indications, the expected potential clinical benefit of any of our candidates, statements around advancement and application of our pipeline and application of our platform, statements concerning our expectations regarding our ability to identify, nominate and the timing of our nominations of additional targets, product candidates, and development candidates, statements around our ability to capitalize on and potential benefits resulting from our research and translational insights as well as our the ability to optimize collaborations with industry partners on our development programs, obligations under our collaboration agreements, expectations around the receipt of any payments under such agreements and the future development and commercialization of various products, our use of capital, expenses and other financial results in the future, availability of funding for existing programs, ability to fund operations into 2028 through multiple anticipated proof-of-concept patient study readouts, as well as our expectations of success for our programs, strength of collaboration relationships and the strength of our financial position, among others. By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission on March 14, 2024, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced in whole or in part without the prior written consent of Monte Rosa Therapeutics.

Monte Rosa Therapeutics – Company Overview Proteome editing with molecular glue degraders Arsenal of rationally designed MGDs to edit the proteome by degrading proteins with unprecedented precision Industry-leading discovery engine combining use of AI with experimental platform to enable rational design of novel MGDs Strong financial position providing cash runway into 2028 through multiple anticipated proof-of-concept clinical readouts Phase 1/2 clinical study ongoing with MRT-2359 being explored in MYC-driven cancers; additional Phase 1 data expected Q1 2025 Collaboration with Roche – expands platform reach into neurology MRT-6160, highly selective VAV1-directed MGD for I&I conditions, Phase 1 data expected Q1 2025 – global license to Novartis with US P&L share MRT-8102, highly selective NEK7-directed MGD for IL-1β/NLRP3-driven inflammatory diseases with IND submission anticipated H1 2025

Monte Rosa’s rationally designed MGDs have potential applications in Oncology, Immunology, Neuroscience and other therapeutic areas Our Molecular Glue Degraders (MGDs) Edit the Proteome Ternary complex Ubiquitination Proteasome-mediated degradation of neosubstrate Ubiquitin chain Neosubstrate Ligase Neosubstrate MGD MGD Neosubstrate (target protein) Ligase 4

Interrogating surfaces using geometric deep learning informs reprogrammable ligase and matching target space… Key Insights into Surface Interactions Drive Only-in-Class MGD Designs E3 ligase Neosubstrate footprint MGD footprint E3 ligase neosurface

...and creates broad opportunity to eliminate undruggable, disease-driving proteins through “only-in-class” MGDs Key Insights into Surface Interactions Drive Only-in-Class MGD Designs Grow Target Space (e.g., I&I, neurology) Activate New E3 Ligases Expand Chemical Space (MGD Library) CRBN MGDs Ligases

Three Ways to Eliminate a Disease-Causing Protein MGDs can directly and precisely target proteins that cause disease DNA mRNA protein CRISPR gene editing RNAi/ASO MGD MGD

Three Ways to Eliminate a Disease-Causing Protein MGDs provide advantages of large molecule modalities with orally dosed small molecules DNA mRNA protein CRISPR RNAi/ASO MGD Address undruggable space Properties Highly selective Orally bioavailable Scalable manufacturing      nucleus   MGD Reversible  CRISPR RNAi/ASO MGD Systemic distribution   

Key Advantages of Our Rationally Designed MGDs Unique insights into anatomy of protein-protein-MGD interaction allows unprecedented MGD selectivity Unprecedented Selectivity Long lasting, catalytic protein degradation effect creates differentiated target product profiles Catalytic Mechanism of Action Protein degradation (fold-change; log2) Statistical significance (P-value; -log10) Target CRBN POI POI-directed MGD + Complex formation POI degradation MGD available for additional degradation POI = protein of interest

Portfolio and Partnerships

Monte Rosa Pipeline and Upcoming Milestones Oncology Inflammation Immunology Various GSPT1 NSCLC, SCLC and other MYC-driven Malignancies IL-1β/NLRP3 driven Inflammatory Diseases VAV1 Autoimmune Disease – Systemic and CNS Discovery Target Indication(s) Additional Phase 1 data in Q1 2025 Next Anticipated Milestone Ownership Discovery Targets Multiple IND-Enabling Clinical Lead optimization IND submission in H1 2025 CDK2 Breast Cancer Phase 1 data in Q1 2025 Discovery Targets Oncology and Neurological Diseases Undisclosed Development candidate in H1 2025 NEK7 Compound MRT-2359 MRT-6160 MRT-8102 LO - - Development candidate in H2 2025 LO (2nd generation) CCNE1 (Cyclin E1) CCNE1 amplified tumors Development candidate LO * * Monte Rosa has an exclusive global license agreement with Novartis for this asset.

Portfolio Strategy Build discovery capability with focused disease interest Expand portfolio with broader therapeutic area lenses via our powerful discovery engine Cardiovascular Metabolic Current programs + emerging novel projects Genetic 2020 – 2024 2025+ Strategic Goal Therapeutic Areas of Focus MRTx Pipeline Expansion I&I GSPT1 CDK2 CCNE1 VAV1 NEK7 Oncology

Creating Value through Strategic Agreements Scope Global license agreement to advance VAV1-directed molecular glue degraders including MRT-6160 (announced Oct. 2024) Strategic collaboration to discover novel MGDs targeting cancer and neurological diseases (announced Oct. 2023) Financials $150M upfront payment Eligible for up to $2.1B in development, regulatory, and sales milestones, beginning upon initiation of Phase 2 studies Eligible for US P&L share and ex-US tiered royalties $50M upfront payment Eligible for preclinical, clinical, commercial and sales milestone payments >$2B and tiered royalties Strategic Goal Accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for Monte Rosa Expand platform reach to discover and develop MGDs against previously undruggable targets in cancer and neurological diseases Notes: Under the terms of the Novartis agreement, Novartis will obtain exclusive worldwide rights to develop, manufacture and commercialize MRT-6160 and other VAV1 MGDs and will be responsible for all clinical development and commercialization, starting with Phase 2 clinical studies. Monte Rosa remains responsible for completion of the ongoing Phase 1 clinical study of MRT-6160. Monte Rosa will co-fund any Phase 3 clinical development and will share any profits and losses associated with the manufacturing and commercialization of MRT-6160 in the U.S. Under the terms of the Roche agreement, Monte Rosa Therapeutics will lead discovery and preclinical activities against multiple select cancer and neurological disease targets to a defined point. Roche gains the right to exclusively pursue further preclinical and clinical development of the compounds.

GSPT1 program (MRT-2359)

Frequently activated across many cancers including some of the most common (e.g. lung, prostate, breast) Drives cancer progression through effects on both cancer cells and tumor microenvironment MYC signaling can enable tumor cells to evade immune response Very challenging to drug with conventional approaches; no approved MYC-targeted therapies MRT-2359 is designed to specifically target MYC-driven tumors MYC is a Key Regulator of Cancer Growth and Immune Evasion Source: Dhanesekaran R et al. Nat Rev Clin Oncol 2022 MYC MYC decreases MYC increases Apoptosis Protein and ribosomal biosynthesis Gene instability Angiogenesis Cell adhesion Autophagy Proliferation Metabolism Immune surveillance Differentiation Dormancy MYC-driven cancer MYC Impacts Many “Hallmarks of Cancer”

Targeting MYC-driven Tumors and Their Addiction to Protein Translation Through GSPT1 Degradation Addiction To sustain growth, MYC-driven tumors are addicted to protein translation Dependency Therapeutic vulnerability 1 2 3 This addiction creates a dependency on the translation termination factor GSPT1 GSPT1 is a therapeutic vulnerability of MYC-driven tumors leading to preferential activity of GSPT1 MGDs mRNA DNA 1 mTOR eIF4E 4EBP1 P P P P 4EBP1 eIF4E eIF4E complex Genes involved in protein synthesis e.g., eIF4E, 4EBP1 and 4EBP2 Initiation Termination AAAAA Protein 2 MYC STOP GSPT1 eRF1 Ribosome with growing peptide chain 3

MRT-2359 is a Potent and Highly Selective GSPT1-directed MGD in vitro data CRBN binding, Ki 113 nM Ternary complex, EC50 < 7 nM Degradation, DC50 (in disease relevant cell lines) 1 - 20 nM MRT-2359 induces selective GSPT1 degradation and shows favorable ADME/DMPK profile MRT-2359 is a potent GSPT1-directed MGD ADMET profile CYP DDIs > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species ~50% Ternary complex modelling GSPT1 CRBN MGD No degradation of other known cereblon neosubstrates Protein fold-change (log2) p-value (-log10)

MRT-2359 Has Optimized Depth of Degradation To Achieve Preferential Activity in MYC High Cancer Cells %GSPT1 degraded (Dmax) determined by Western blot   Differential Effect (MYC vs non-MYC-driven) less degradation Preferential activity in MYC high cells MRT-2359 MRT-2136 MRT-2359 displays preferential activity in MYC driven NSCLC cells Non-optimal GSPT1 MGD (MRT-2136) shows limited preferential activity Circle size corresponds to bioavailability with oral dosing

Three Mechanisms Driving Preferential Activity in MYC High Tumor Cells MRT-2359 CRBN GSPT1 Preferential GSPT1 degradation MRT-2359 leads to deeper degradation of GSPT1 in cancer cells with high MYC expression Inhibition of translation MRT-2359-induced reduction of GSPT1 preferentially impairs protein synthesis in tumor cells with high MYC expression eIF4E AAAA STOP eRF1 MYC down-modulation In a feedback loop, MRT-2359 decreases MYC expression and transcriptional activity MYC

Large Potential Opportunities in MYC-Driven Tumors High unmet need with no currently approved therapies specifically for MYC high tumors Neuroendocrine tumors L-/N-MYC amplified tumors Heme Breast cancer ER positive metastatic SCLC (70-80% L/N-MYC high) NSCLC N-MYC high (5-10%) SCLC/NE transformation Neuroendocrine lung cancer Prostate cancer AR positive including AR-V7 N-MYC High and/or L-MYC High c-MYC High c-MYC N-MYC L-MYC and others… Indication Size

Preclinical Validation of Activity of MRT-2359 in Lung Cancer PDX Models Collection of PDX models 21 SCLC Adeno NSCLC NE-LC biomarker negative biomarker positive Targeted mass spectrometry in 7 representative models PD modulation 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change L-Myc (qPCR) Neuroendocrine 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change L-Myc (qPCR) Neuroendocrine MRT-2359 10 mg/kg QD - 60%

MYC overexpression drives AR dependence and therapy resistance in CRPC MRT-2359 inhibits expression of AR-regulated genes and has significant activity in human prostate cancer models MRT-2359 disrupts MYC and AR Signaling in Prostate Cancer E-box ARE AR driven genes Sustained tumor growth Therapy resistance MYC MYC MAX AR AR FOXA1 Tumor cells overexpressing MYC MYC genes Log2FC MRT-2359 Log2FC enzalutamide Log2FC MRT-2359 Log2FC enzalutamide VCaP (AR-V7 low) 22RV1 (AR-V7 high)

MRT-2359 Leads to Tumor Regressions in Preclinical Model of ER-positive Breast Cancer MRT-2359 displays activity in MCF7 model of ER-positive breast cancer MRT-2359 reduces MYC and CCND1 in vivo MCF7 Breast CDX (ER+, HER2-)

0.5mg 5/9 Phase 2: Possible Expansion Cohorts Phase 1: Dose Escalation 1.5mg 5/9 1mg 5/9 MRT-2359-001 Phase 1/2 Clinical Study Design Lung cancer, high-grade neuroendocrine tumors and solid tumors with N-/L-MYC amplification 2mg 5/9 5/9 = 5 days on drug, 9 days off drug; 21/7 = 21 days on drug, 7 days off drug; RP2D = recommended Phase 2 dose 0.5mg 21/7 0.75mg 21/7 * Efficacy guided stratification per N-/L-MYC expression ** Retrospective stratification per N-/L-MYC expression NSCLC* SCLC** HR+/Her2- Breast Cancer (+Fulv) Prostate cancer (+Enza) N-MYC/L-MYC amplified tumors RP2D Safe dose level RP2D 0.5mg 21/7 identified as RP2D Data update expected in Q1 2025 Safety assessments initiated

MRT-2359 Phase I Interim Data – October 2023 Objectives of Phase I interim analysis Demonstrate dose dependent PK Demonstrate significant GSPT1 degradation at safe dose levels in PBMCs and tissue biopsies (60% based on preclinical data) Share potential preliminary efficacy signals in biomarker positive patients

MRT-2359 displayed dose dependent plasma exposure MRT-2359 Induces Optimal GSPT1 Degradation in PBMCs* MRT-2359 displayed deep GSPT1 degradation in PBMCs at all dose levels GSPT1 expression assessed using targeted mass spectrometry PD modulation in PBMCs observed across all dose levels; level of degradation (~ 60%) in line with maximal degradation observed in preclinical studies using the same method Level of degradation equivalent across all dose levels, suggesting saturated PD response from 0.5 to 2 mg Dose dependent exposure in line with preclinical PK models No food effect observed target for degradation * as presented on 10/17/23

MRT-2359 Induces Optimal GSPT1 Degradation in Tissue Biopsies* MRT-2359 reduced GSPT1 protein expression in human tissue biopsies GSPT1 degradation assessed from pre-treatment screening biopsies and biopsies taken at day 19 Matched biopsies obtained from 11 patients across the 3 cohorts analyzed GSPT1 expression assessed using targeted mass spectrometry PD modulation seen in tissue biopsies in line with PD modulation seen preclinically at efficacious dose levels using same assay (targeted mass spectrometry) target for degradation * Based on optimal PD modulation in preclinical studies as presented on 10/17/23

Summary of Treatment-Related Adverse Events (AEs) in > 2 patients# No observed clinically significant hypocalcemia or hypotension/cytokine release syndrome AE Preferred Term 0.5 mg (N=9)## 1 mg (N=7)## 2 mg (N=5) ## Overall (N=21) Any Grade Grade > 3 Any Grade Grade > 3 Any Grade Grade > 3 Any Grade Grade > 3 Thrombocytopenia### 0 0 0 0 4 (80%) 3 (60%)*** 4 (19%) 3 (14%) Neutropenia* 0 0 0 0 2 (40%) 1 (20%) 2 (10%) 1 (5%) Leukopenia 0 0 0 0 2 (40%) 2 (40%) 2 (10%) 2 (10%) Nausea 3 (33%) 0 2 (29%) 0 1 (20%) 0 6 (33%) 0 Vomiting 1 (11%) 0 2 (29%) 0 1 (20%) 0 4 (19%) 0 Diarrhea** 1 (11%) 0 3 (43%) 0 1 (20%) 0 5 (24%) 0 Hypokalemia 0 0 1 (14%) 0 1 (20%) 0 2 (10%) 0 Fatigue 0 0 2 (29%) 0 0 0 2 (10%) 0 Decreased appetite 0 0 2 (29%) 0 0 0 2 (10%) 0 Rash 2 (22%) 0 0 0 0 0 2 (10%) 0 # Data cut-off: 7 SEP 2023 ## MRT-2359 was given orally daily on the 5 days on and 9 days off schedule ### Data combined for ‘thrombocytopenia’ and ‘platelet count decreased’ * Data combined for ‘neutropenia’ and ‘neutrophil count decreased’ ** Data combined for ‘diarrhea’ and ‘feces soft’ *** Dose limiting toxicity: Grade 4 thrombocytopenia in 2 patients Note: As presented on 10/17/23

Confirmed Partial Response in High Grade Neuroendocrine Bladder Cancer* Baseline 8 weeks 4 weeks High Grade (HG) neuroendocrine bladder cancer Baseline tumor biopsy demonstrated high N-MYC expression 4 prior lines of therapy including chemotherapy and pembrolizumab Patient initiated on 2 mg for first 5/9 regimen, then lowered to 1 mg and 0.5 mg and remains on therapy (> 3 month) CT scan after 4 weeks demonstrated PR (-34% per RECIST 1.1) that continued to improve at week 8 (-59% per RECIST 1.1) * as presented on 10/17/23

Unconfirmed Partial Response in NSCLC with SCLC/NE Transformation* Baseline 3 weeks NSCLC (adenocarcinoma) Baseline tumor biopsy demonstrated SCLC/NE transformation, low N- and L-MYC expression Multiple lines of prior therapy including chemotherapy, pembrolizumab and atezolizumab Patient initiated on 0.5 mg CT on C1D22 demonstrated resolution of liver metastases (-41% per RECIST 1.1) Patient experienced frequent dose interruptions due to bowel obstruction unrelated to MRT-2359 * as presented on 10/17/23

MRT-2359-001 – Preliminary Efficacy Data* As of September 7th, 2023, of 15 evaluable patients treated across 3 cohorts, tumors from 6 patients were identified as biomarker positive Of these 6 biomarker positive patients, 2 have experienced a PR (1 confirmed, 1 unconfirmed) and 1 patient has SD PR (-59%) – HG NE bladder carcinoma uPR (-41%) – NSCLC with SCLC/NE transformation SD (0%) – SCLC (remains on therapy for > 4 months) In addition, one patient with NSCLC and unclear biomarker status remains on therapy for > 7 months with stable disease No clinical activity seen in biomarker negative patients 100 50 0 -50 -100 0.5mg 0.5mg 2mg 1mg 1mg 2-0.5mg HG NE Prostate SCLC SCLC NSCLC/SCLC HG NE Lung HG NE Bladder % Change on therapy as of cutoff date N-MYC + + + - - - + + + + + + NE L-MYC + - - + + - * as presented on 10/17/23 PR uPR SD

Favorable Safety Profile at Clinically Active Doses* Safety profile supports further development Preferential and more rapid degradation of GSPT1 in MYC high tumor cells enables favorable adverse event (AE) profile at clinically active doses of 0.5 and 1 mg – no Grade ≥3 AEs Grade 1-2 AEs primarily GI-related and manageable No observations of previously reported limitations of other GSPT1-targeted agents No observed clinically significant hypocalcemia or hypotension/cytokine release syndrome at any dose level Grade 4 thrombocytopenia identified as dose limiting toxicity (DLT) at 2 mg Favorable safety profile with lack of hypocalcemia has enabled exploration of 21/7 schedule, starting at 0.5 mg RP2D expected in Q2 of 2024 * as presented on 10/17/23

VAV1 Program (MRT-6160)

VAV1 is a Key Regulator of T- and B-cell Receptor Activity Pivotal scaffolding protein and signaling molecule downstream of both the T-cell and B-cell VAV1 degradation impacts both T- & B-cell function, with the potential to treat a broad set of immune-mediated diseases Cytokine receptor TYK2 JAK TCR T cell B cell BTK BCR IL-2 IL-17 sIgG IL-6 T-cell activity B-cell activity Transcriptional activation VAV1 signaling increases cytokine production, proliferation, and differentiation Transcriptional activation VAV1 VAV1 TCR = T-cell receptor. BCR = B-cell receptor. IL-2, IL-17 and IL-6 are cell signaling molecules (cytokines) that promote immune response. sIgG is the most common circulating antibody.

Clinically validated pathway in autoimmune/inflammatory disease VAV1 is an Upstream Targeting Node Associated with Clinically Validated Pathways T cell activation B cell activation/Plasma cell differentiation (Antibody production) Pro-inflammatory cytokine production Th17 response VAV1 signaling is associated with several T and B cell immunologic outcomes VAV1

MRT-6160 is a Potent and Highly Selective VAV1-directed MGD in vitro data CRBN binding, IC50 670 nM Ternary complex, EC50 11 nM Degradation, DC50 /Dmax (Jurkat) 7 nM / 97 % MRT-6160 induces highly selective VAV1 degradation and has a favorable ADME/DMPK profile MRT-6160 is a potent VAV1-directed MGD ADMET profile CYP DDIs IC50 > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species > 50% p-value (-log10) Protein fold-change (log2) No degradation of other known cereblon neosubstrates

MRT-6160 is a Potent, Highly Selective VAV1 MGD with a Favorable Drug-like Profile MGD Activity Profile CRBN Binding (HTRF, IC50) 0.67 µM VAV1 Ternary Complex (HTRF, EC50) 11 nM VAV1 Degradation (Jurkat, DC50 /Dmax) 7 nM / 97% Selectivity (TMT proteomics) Large VAV1 selectivity window Physicochemical Properties LogD 1.5 MW <400 Thermodynamic Solubility 7 µM ADMET Profile Oral bioavailability (all species) > 50 % Metabolite Profile (in vitro) No unique human metabolites or GSH adducts (mics) CYP DDI (9 isoforms) IC50 > 30 μM Safety Pharmacology Mini-Ames Negative hERG inhibition (patch clamp) No inhibition (EC50 > 30 µM) Counterscreens (panel with 98 targets) No inhibition Cryo-EM structure of MRT-6160 in ternary complex with CRBN and VAV1 MRT-6160 VAV1 CRBN VAV1 ternary complex (Cryo-EM)

28-day GLP Toxicology Summary Robust VAV1 degradation and recovery observed in both low and high dose groups in cyno GLP tox study 28-day GLP Toxicology Studies Establish Highly Favorable Safety Margins 0.5 mg/kg/day 30 mg/kg/day *data shown from female cyno PBMCs, similar data obtained in males Predose (Mid) Day 15 (Terminal) Day 28 (Recovery) Day 42 28-day GLP Rat and Cyno studies completed with NOAEL set at the highest doses in both species Rats: NOAEL is ~1000-fold over the projected human efficacious exposure  Cyno: NOAEL is ~600-fold over the projected human efficacious exposure  No adverse immunotoxicity or impact on peripheral immune compartments in healthy cynomolgus monkeys No impact on bone marrow, peripheral hematopoietic cells counts, GI tract No off-targets identified in in-vitro safety profiling, no genotoxicity, phototoxicity, or hERG activity 38 NOAEL = no observed adverse effect level

MRT-6160 Blocks T-cell-Mediated B-cell Activity in BioMAP® Profile Upadacitinib, 1000 nM Deucravacitinib, 400 nM Ibrutinib, 1100 nM MRT-6160, 1000 nM Azathioprine, 100 μM BT coculture assay: T-cell-mediated B-cell activity T-cell independent JAKi TYK2i BTKi VAV1 MGD Azathioprine Relative protein expression levels Decreased T / B-Effector Function: IL-17A, IL-17F, IL-6, IL-2, TNF, sIgG BioMAP® Diversity Plus Platform (Eurofins). Shark tooth plots show relative expression levels of indicated proteins in Drug treated vs. DMSO controls. 3C/4H, Venular endothelial cells; LPS/SAg, Venular endothelial cells + PBMC; BT, PBMC + B cells; BF4T, Bronchial epithelial cells + dermal fibroblasts; BE3C. Bronchial epithelial cells; CASM3C, Coronary artery smooth muscle cells; HDF5CGF, Dermal fibroblasts; KF3CT, keratinocytes + dermal fibroblasts; MyoF, lung fibroblasts; IMphg, macrophages + venular epithelial cells 39

Treatment initiated at time of model induction on Day 0 MRT-6160 Ameliorates T Cell Transfer-Induced Colitis Better than Standard of Care Non-pathogenic CD45RBlow or pathogenic CD45RBhigh cells were transferred into SCID mice to induce colitis. Mice were treated with vehicle, MRT-6160 (PO QD), or anti-TNF (IP Q3D) from Day 0 to Day 42 and assessed for disease every 3 days (left) or with vehicle, MRT-6160, or S1PR antagonist (etrasimod; PO QD), or JAKi (upadacitinib; PO BID) from Day 17 to Day 45 and assessed for disease every 3 days (right) Treatment initiated in therapeutic setting on Day 17 following disease induction

MRT-6160 Reduces Inflammation-Mediated Damage of the Colon and Cytokine Production in a T-Cell Transfer Model of Ulcerative Colitis Flow cytometric (upper row) and cytokine bead array (lower row) analysis of mesenteric lymph node CD4+ T cells and colon tissue respectively CD45RBlow non-pathogenic control Vehicle Anti-TNF, 25 mg/kg MRT-6160, 1 mg/kg MRT-6160 reduces inflammation-mediated damage and swelling of the colon MRT-6160 reduces cytokine production in the mesenteric lymph node and colon Hematoxylin and eosin-stained histopathology sections from colon at end of study IL-17A TNF IL-6 TNF mLN Colon

MRT-6160 Reduces Expression of Human Disease-Relevant Pro-Inflammatory and Disease-Associated Genes MRT-6160 attenuates expression of a pro-inflammatory disease gene signature Vehicle vs. Control differential expression in the IBD mouse model was mapped to human ulcerative colitis vs healthy differential expression MRT-6160 attenuates expression of human Ulcerative Colitis-relevant pro-inflammatory genes MRT-6160 vs Vehicle differential expression in the IBD mouse model was mapped to human ulcerative colitis vs healthy differential expression Pathway activation (Log2FC) Diseased vs. healthy MRT-6160 vs. diseased RNA from mouse colon at study termination was assessed using the NanoString nCounter Mouse Autoimmune Profiling Panel Human Ulcerative Colitis genes correlate with mouse IBD genes Disease correlating genes downregulated in MRT-6160 treated mice

MRT-6160 Inhibits Disease Progression, Joint Inflammation & Auto-Antibody Production in a Rheumatoid Arthritis Disease Model MRT-6160 inhibits anti-collagen II auto-antibodies MRT-6160 inhibits disease progression Collagen-induced arthritis T/B-cell (auto-antibody) driven model Mice were immunized with bovine collagen II twice 21 days apart and enrolled into treatment groups at disease onset Dosing: Vehicle, MRT-6160, or anti-TNF (IP BIW) for 22 days starting at disease onset

MRT-6160 Reduces Pro-Inflammatory Cytokine Production in a Rheumatoid Arthritis Disease Model Collagen-induced arthritis T/B-cell (auto-antibody) driven model Dosing: Vehicle, MRT-6160; PO QD. Anti-TNF; IP BIW. Mice were treated for 21 days from disease onset (Day 0) Serum cytokine analysis on Day 21

PD Analysis MRT-6160 inhibits disease progression in a mouse model of multiple sclerosis MRT-6160-mediated activity correlates with VAV1 levels T-cell mediated experimental autoimmune encephalitis (EAE) model C57BL/6 mice were immunized with MOG35-55 peptide on Day -12 then administered pertussis toxin (Days -12 and -10). Mice were assessed for disease daily. On Day 0, mice were treated with vehicle or MRT-6160 (PO QD) (left). On Day 5, the spinal cords of satellite mice were assessed for Vav1 levels by western blot (right). MRT-6160 MRT-6160 Elicits Dose-Dependent Activity in T-cell-mediated Multiple Sclerosis Autoimmune Disease Model

Phase 1 Biomarker Strategy to Demonstrate MRT-6160 Pharmacodynamic Effects VAV1 protein degradation Flow cytometry on T and B cells: whole blood (WB) Potential: Mature B cell typing in MAD Key downstream PD Flow cytometry for CD69 protein on T & B cells: WB Immunoassay for IL-2, IL-6, IL-17 hs C-reactive protein Provide early insights into safety, PK/PD, and effects on key immunomodulatory signaling pathways Phase 1 SAD/MAD in Healthy Volunteers Phase 1 SAD/MAD study ongoing, clinical data anticipated in Q1 2025

Humira, Enbrel Taltz, Cosentyx Actemra, Kevzara Vyvgart Ocrevus, Rituxan Rinvoq, Xeljanz, Olumiant Sotyktu VAV1: Unique Mechanism with Broad Potential Applications Potential to address multiple autoimmune diseases with safe, oral therapy Note: Chart adapted from Hosack et al., Nat Rev Immunol 2023. Drug class sales from Evaluate Pharma. 2030E sales may include sales from anticipated future approvals. Psoriasis Ulcerative colitis Crohn’s disease Psoriatic arthritis Rheumatoid arthritis Multiple Sclerosis SLE Example Drugs TNF FcRN 2030E Drug Class Sales (I&I indications only)  VAV1 Overlap Evidence of VAV1 mechanistic overlap       T-cell mediated T/B-cell mediated IL17A IL6 Myasthenia gravis  CD20 JAK TYK2 Approved in indication Investigational $9B $16B $3B $14B $14B $14B $3B

NEK7 Program (MRT-8102)

Inflammation-driven diseases (selected examples) NEK7 is a Key Regulator of NLRP3 Inflammasomes, IL-1 and IL-18 Joints Gout Brain Parkinson Heart Pericarditis Obesity Atherosclerosis Cytokine secretion Pyroptosis pro-IL-1b pro-IL-18 IL-1b IL-18 Metabolic Inactive NLRP3 NEK7 Active NLRP3 Wheel-like oligormerization + Activated NLRP3 complex NEK7 NLRP3 NEK7 enables NLRP3 assembly in a kinase-independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion NEK7 degradation has the potential to become an important treatment for inflammation-driven diseases

IL-1/NLRP3 Signaling is a Clinically Validated Pathway Recurrent pericarditis Rilonacept (IL-1α/β) – approved for recurrent pericarditis Atherosclerotic cardiovascular disease Canakinumab (IL-1β) – reduction in cardiac events Cardio-immunology Rheumatology Neurology Metabolic Weight loss Multiple NLRP3 agents being studied for weight loss Neuroinflammation Epilepsy Belnacasan (CASP1) – reduction in seizures Gout Canakinumab (IL-1β) – approved for gout flares Osteoarthritis Canakinumab (IL-1β) – decreased rates of knee and hip replacement Autoinflammation CAPS CINCA NOMID Anakinra (IL-1R), canakinumab (IL-1β), rilonacept (IL-1 α/β) – approved for CAPS and NOMID

MRT-8102 is a Potent, Selective NEK7-Directed MGD With a Favorable Drug-like Profile MGD Activity Profile CRBN Binding (HTRF, IC50) 0.2 µM NEK7 Degradation (CAL51, DC50 /Dmax) 10 nM / 89% Selectivity (TMT proteomics) Excellent selectivity profile in different cell lines Physicochemical Properties LogD 1.47 MW <450 Thermodynamic Solubility 166 µM ADMET Profile Oral Bioavailability Yes Metabolite Profile (in vitro) No unique human metabolites or GSH adducts (mics) Safety Pharmacology Mini-Ames Negative hERG (patch clamp) No inhibition (EC50> 30 µM) Counterscreens (panel with 44 proteins) No inhibition NEK7 Ternary Complex (Crystal Structure) MRT-8102 NEK7 CRBN

MRT-8102 potently degrades NEK7 MRT-8102 induces highly selective NEK7 degradation MRT-8102 is a Potent, Durable, and Highly Selective NEK7-directed MGD No degradation of other known CRBN neosubstrates MRT-8102 exposure results in prolonged PD effect Cyno 10 mg/kg single-dose MRT-8102 exposure prolonged PD effect Human PBMC DC50 = 2.5 nM 24 h treatment

Reduced caspase-1 and IL-1β in human monocyte-derived macrophages Reduced inflammasome activation (ASC speck formation) in human whole blood MRT-8102 Leads to Potent Inhibition of NLRP3 Inflammasome In Vitro LPS + Nigericin Unstim LPS+Nig LPS+Nig MRT-8102 (0.1μM) Gating strategy: Single cells_CD45+_CD66b-_CD14+ activation disabled activation Activated NLRP3 complex ASC speck Caspase-1 IL-1β

MRT-8102 induces degradation of NEK7 in vivo over several days In vivo NEK7 degradation leads to inhibition of NLRP3 inflammasome in ex vivo stimulation assay Suppression of Ex Vivo Inflammasome Activation Following Degradation of NEK7 After Single and Multi-dose Study in Non-human Primates No clinical observations reported IL-1β in plasma after ex vivo stimulation with LPS + nigericin Similar results for Caspase-1 activity from same study Follow-up study with 1 mg/kg MRT-8102, i.v. at 4 hr showed similar results

MRT-8102 Displays Significant Blood Brain Barrier Penetration Daily dose of 30 mg/kg MRT-8102 for 7 days Analysis on day 8 (24 hr post-final dose) by JESS Simple Western Significant NEK7 degradation in various brain regions 24h post treatment PBMCs Brain MRT-8102 displays CNS-penetrance single-dose MRT-8102 p.o. n=2 cynomolgus monkey (one male and one female) Single dose p.o.

CDK2 Program

CDK2 is a Key Driver of Cell Cycle Progression in Cancer CDK2: a key cell cycle regulator Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG) Therapeutic hypothesis: CDK2 is a key driver of cancers with cyclin dependent kinase pathway alterations MGDs will achieve greater selectivity against other CDKs and kinases in general, as well as more sustained pathway inhibition compared to inhibitors Clinical Opportunity: ER positive breast cancer pre and post treatment with CDK4/6 inhibitors (~474K patients) Ovarian cancer (~64K patients), endometrial cancer (~124K patients) and other tumors with CCNE1 amplification

MRT-9643 is a Potent, Highly Selective CDK2 MGD with a Favorable Drug-like Profile MGD Activity Profile CRBN Binding (HTRF, IC50) 0.3 µM CDK2 Ternary Complex (HTRF, EC50) 6 nM CDK2 Degradation (HEK, DC50 /Dmax) 56 nM / 64% Selectivity (TMT proteomics in MCF7) Large CDK2 selectivity window Physicochemical Properties LogD 3.2 MW 511.45 kinetic Solubility 79 µM ADMET Profile Oral bioavailability (all species) nd Metabolite Profile (in vitro) No unique human metabolites and 0.52% GSH adducts (mics) CYP DDI (5 isoforms) IC50 15 - > 50 μM Safety Pharmacology Mini-Ames Negative hERG inhibition (patch clamp) 4.4 μM Counterscreens (panel with 98 targets) Not done CDK2 ternary complex (Cryo-EM) CDK2-MGD-CRBN-DDB1 cryo-EM structure (DDB1 not shown) Novel degron class CDK2 CRBN

MRT-9643 is a Potent and Highly Selective CDK2-directed MGD in vitro data CRBN binding, IC50 289 nM Ternary complex, EC50 6 nM Degradation, DC50 / Dmax (HEK 293) 56 nM / 64 % MRT-9643 induces highly selective CDK2 degradation and has a favorable ADME/DMPK profile MRT-9643 is a potent CDK2-directed MGD ADMET profile CYP DDIs IC50 15 - >50 µM hERG inhibition patch clamp EC50 4.4 µM Oral bioavailability all species nd p-value (-log10) Protein fold-change (log2) No degradation of other known cereblon neosubstrates TMT Proteomics (24 hr/1 μM), MCF7 cells CDKs CDK2

MRT-9643 Inhibits Proliferation of CDK2-dependent Cancer Cells CDK2 degradation arrests CDK2-dependent cells in G1 phase Cell cycle analysis (DAPI and EdU) MDA-MB-157 (24 hr) CDK2 degradation inhibits proliferation WB degradation (24 hr) MDA-MB-157 CyQuant proliferation assay (7 d) MDA-MB-157 CDK2 degradation results in reduction of E2F pathway proteins TMT Proteomics (24 hr/1μM) MDA-MB-157 Protein fold-change (log2) CDK2 E2F Target Genes

MRT-9643 Displays Superior Selectivity Compared to Clinical CDK2 Inhibitors Clinical-stage CDK2 inhibitors demonstrate off target activity in biochemical kinome profiling CDK2 inhibitors but not CDK2 MGDs display activity in CDK2-independent RB1 KO line 7-day CyQuant Assay; MDA-MB-157 cell line Carna Mobility Shift Assay; 1 μM CDK2i or CDK2 MGD, across 323 human kinases

CDK2 MGD and CDK4/6 inhibitor combination MRT-9643/ribociclib combination delays resistance onset in ER+ model in vitro CDK2 MGD/Ribociclib Combination Delays Resistance Onset in ER+ Model in vitro Incucyte confluence monitoring, MCF7

MRT-9643 induces robust tumor regression in combination with CDK4/6 inhibition and fulvestrant CDK2 MGD Demonstrates Activity in Combination with CDK4/6 Inhibitor (and Fulvestrant) in ER+ Breast Cancer (MCF7) 28-day efficacy evaluation in MCF7 CDX Model (MRT-9643 dosed at 30 mpk BID) 63 MRT-9643 induces robust pathway suppression in combination with breast cancer SoC MRT-9643 Ribociclib MRT-9643 + Ribociclib Ribociclib + Fulvestrant MRT-9643 + Ribociclib + Fulvestrant E2F Targets p-RB Western blot analysis Day 28 PD, 1 hr post second BID dose E2F Pathway RNA-Seq analysis (fold change relative to vehicle) Day 28 PD, 1 hr post second BID dose

CCNE1 Program

CCNE1 (Cyclin E1) is a Target for Solid Tumors with Deregulated Cyclin E1 Therapeutic hypothesis: CCNE1 (Cyclin E1) is a well-recognized human oncogene that drives multiple hallmarks of cancer, and has been considered undruggable Selective degradation of cyclin E1 can target tumors with deregulated cyclin E1 (amplification or overexpression) Clinical opportunity: First-in-class Cyclin E1 degraders for Cyclin E1 amplified cancers Ovarian (~19%), endometrial (~10%), and gastric (~10%) cancer Breast cancer and others Cyclin E drives multiple hallmark cancer mechanisms Cell death and differentiation Cell cycle progression/proliferation S G2 M G1 Drug resistance MCMs CDT1 Cyclin E CDK2 Cyclin E G0 – S progression MCM5 Cyclin E Centrosome duplication Cyclin E

CCNE1 degradation leads to downstream pathway suppression MRT-50969 induces robust G1/S cell cycle arrest MRT-50969 is a Potent and Highly Selective CCNE1-directed MGD Western blot, OVISE, 24h TMT Proteomics, MDA-MB-157 Rb K/O 1μM, 24h P-value (-log10) Protein fold-change (log2) CCNE1 MRT-50969 is highly selective for CCNE1 FACS, EdU incorporation, 48h In vitro data CRBN binding, IC50 0.15 mM Ternary complex, EC50 3 nM Degradation, DC50/Dmax 3 nM / 94% 66

CCNE1 MGD Sensitivity is Highly Correlated with CCNE1 Gene Dependency, Copy Number and Expression 5 Day CyQuant assay, 50 cancer cell line panel; Gene dependency and genomics data from DepMap/Broad Institute Gene Dependency Copy Number mRNA Expression

GI50 = growth inhibition 50%, the concentration of drug required to inhibit the growth of cancer cells in vitro by 50% MRT-50969 Shows Superior Differential Activity in CCNE1 Dependent Cell Lines Compared to Clinical-Stage CDK2 Inhibitors OVCAR3 vs A2780 MDA-157 vs T47D 5 Day CyQuant assay, bars indicate median GI50

MRT-50969 inhibits tumor growth in CCNE1 amplified breast cancer model MRT-50969 Inhibits Tumor Growth in a CCNE1 Amplified Breast Cancer Model in vivo MRT-50969 degrades CCNE1 in vivo HCC1569 CDX, 28-day efficacy study Day 28/8h and 24h PD, Western blot, HCC1569 CDX

21-day efficacy study in MKN1 CDX model MRT-50969 Inhibits Tumor Growth in a CCNE1 Amplified Gastric Cancer Model in vivo Day 21/8h and 24h PD, Western blot, MKN1 CDX MRT-50969 inhibits tumor growth in CCNE1 amplified gastric cancer model MRT-50969 degrades CCNE1 in vivo

QuEEN™ Discovery Engine

Overcoming Past Limitations of Molecular Glue Degraders Traditional thinking Monte Rosa Therapeutics approach ‘Target space is limited’ QuEENTM has vastly expanded the degradable target space across a broad range of undruggable protein classes ‘MGDs are identified by serendipity’ QuEENTM enables target centric and systematic discovery of MGDs ‘MGDs are not selective’ High selectivity achievable even within the same protein class, family and isoforms, mitigating off-target safety concerns ‘Med Chem rules don’t apply to MGDs’ AI-driven and structure-based design enable rational med chem optimization of MGDs

Rationally-designed MGDs create diverse E3 ligase neosurfaces, enabling recruitment of new targets Our geometric deep learning algorithms use surfaces to predict targets. Our surface-based algorithms design MGDs to recruit targets. Our platforms generate actionable data-at-scale to test & train (“data moat”) Our Critical Insight: Surfaces are Critical for MGD Discovery Surfaces, not structures, mediate PPIs and targeted protein degradation E3 ligase Neosubstrate footprint MGD footprint E3 ligase neosurface

AF, Rosetta, PDB GlueShot: de novo MGD Design for Novel Targets E3 ligase structures Protein structures AF, Rosetta, PDB Surface fingerprint fAIceit™ Virtual library FLASH™ & GlueAID™ Surface of MGD + ligase COSMOS™ Fingerprint matching Headlong™ & fAIceit™ Nobel prize MGDs that induce PPIs with drug-like properties Neosubstrate footprint MGD + ligase footprint Geometric and chemical surface characterization

QuEEN™ Unique Capabilities AI/ML In silico discovery using proprietary AI-powered algorithms Proximity Screening Specialized suite of biochemical, cellular and proteomics assays to assess proximity and degradation in high throughput Structure-based Design Proprietary database of protein structures to enable rapid optimization of MGD chemistry Proteomics Integrated proteomics engine and database to identify novel targets and explore cellular complex formation and protein degradation MGD Library Growing 50K compound library for novel degron and target space exploration Breakthroughs enabling rapid discovery of potent, selective, and oral MGDs

Target ID Guided by surface mimicry In silico screening Screen for activity in ternary complexes Proprietary AI/ML Engines Enable the Discovery of Reprogrammable Ligases, Neosubstrates, and Selective MGDs Proprietary AI/ML engines Ligase matching PPI propensity & surface complementarity MGD discovery Generate MGDs with drug-like properties

QuEENTM: How it Works Target and ligase ID Surface-centric discovery process Actionable data-at-scale Proteomics Virtual screens Structural biology High throughput screens Predict Design Test & Train AI-powered chemistry Surface-aware MGD generation & optimization

QuEEN™ Toolbox to Rapid Discovery of Oral MGDs Predict Target & ligase ID fAIceit™ Ultra-fast fingerprint search for surface-based matchmaking E3 ligase reprogrammability fAIceit mimicry target ID Structural biology X-ray & cryo-EM Headlong™ virtual screens Proteomics mass-spec farm HT library screening Design AI-powered chemistry Test & Train Actionable data-at-scale Rhapsody™ ternary complexes FLASH™ virtual library GlueAID™ ADMET & synthesis HitMan™ diverse library in silico experimentation Algorithms Use MGD-focused, Moated Data to Identify Targets and Design MGDs FLASH™ virtual library Proteomics mass-spec farm HT library screening MILLION protein measurements fAIceit mimicry target ID Structural biology X-ray & cryo-EM Headlong™ virtual screens 37 6.5 >125 MILLION MGD activity measurements TOTAL Structures 250 BILLION Protein surface matchings 37 BILLION Virtual MGDs 651 MILLION Compounds screened Lab experimentation Scalable Data Lake with purpose-built data services for seamless data movement and unified governance Cloud First and Cloud Native

Team

World-Class Leadership Deep expertise in molecular glue discovery, drug development and precision medicine Filip Janku, M.D., Ph.D. Chief Medical Officer Markus Warmuth, M.D. Chief Executive Officer John Castle, Ph.D. Chief Data and Information Officer Sharon Townson, Ph.D. Chief Scientific Officer Phil Nickson, Ph.D., J.D. Chief Business and Legal Officer Jennifer Champoux Chief Operating Officer Magnus Walter, DPhil SVP, Drug Discovery Andrew Funderburk SVP, Investor Relations and Strategic Finance

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